Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
15 – RELATED PARTY TRANSACTIONS

The Company owed Andrea Clark $75,000. The balance due to Ms. Clark was formalized in a promissory note dated November 1, 2013. The Company also owed Robert Rubinowitz $40,000 pursuant to a promissory note dated November 1, 2013 for funds advanced in September 2013. On November 12, 2013 the promissory notes to Ms. Clark and Mr. Rubinowitz were paid in full from the net proceeds of the Securities Purchase Agreement, dated November 12, 2013, among the Company and the investors named therein.

In March 2013, the Company entered into a contract with ResumeBear, Inc. (“ResumeBear”), a related party, to provide website development services in the amount of $302,764. Mr. Peter Russo, a member of the Company’s board of directors, is the chief executive officer and a director of ResumeBear. Mr. Michael Brainard, a member of the Company’s board of directors, is also a director of ResumeBear. Revenues recorded from ResumeBear were $211,239 for the year ended December 31, 2013. In January 2014, the Company wrote-off approximately $108,000 of the account receivable with ResumeBear which is reflected in the December 31, 2013 consolidated financial statements as an allowance of $16,244 and a reduction of revenue of approximately $92,000. Due to cost overruns and product delivery issues relating primarly to a third party subcontractor, the Company estimates the total loss on this contract is approximately $108,000 through December 31, 2013 and another $88,000 through the date of this report.